UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

Kindly MD, Inc.

(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

5097 South 900 East, Suite 100, Salt Lake City, UT	84117
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 15, 2025, Kindly MD, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) to report the consummation of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Kindly Holdco Corp, a Delaware corporation and a direct, and wholly owned subsidiary of the Company (“Merger Sub”), Nakamoto Holdings Inc., a Delaware Corporation (“Nakamoto”) and Wade Rivers, LLC, a Wyoming limited liability company (“Wade Rivers”) and related issuance of common stock and pre-funded warrants (the “PIPE Transaction”) and issuance of convertible debentures (the “Debt Transaction”). Pursuant to the Merger Agreement, among other things, Merger Sub merged with and into Nakamoto, with Nakamoto surviving as a wholly owned subsidiary of the company (such transaction, the “Merger”). The Merger closed on August 14, 2025 (the “Closing Date”).

The Company is filing this Amendment No. 1 on Form 8-K/A to the Initial Form 8-K (this “Amendment”) for the purpose of amending the Initial Form 8-K to provide certain historical financial information of Nakamoto and unaudited pro forma condensed combined financial data of the Company in accordance with Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and the incorporation of disclosure regarding supplemental risk factors, Management Discussion and Analysis and Information on Nakamoto disclosures in Item 8.01 on of Form 8-K. No other changes to the Initial Form 8-K are being made hereby. This Amendment should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Merger and PIPE Transaction and the Current Report on Form 8-K filed with the SEC on August 15, 2025, regarding the Debt Transaction.

Item 8.01 Other Events.

The Company is filing this amendment to supplement its prior disclosures in connection with the Merger, the PIPE Financings, and related transactions described in the Initial Form 8-K. Specifically, the Company is providing additional risk factors addressing cybersecurity and data privacy matters and risks related to the bitcoin treasury strategy (the “Supplemental Risk Factors”), as well as updated Management’s Discussion and Analysis and Information about Nakamoto disclosures relevant to its business. These updates are intended to supplement and update the disclosures previously included in the Company’s public filings, including those under the headings “Risk Factors,” “Management’s Discussion and Analysis,” and “Information About Nakamoto” in the Company’s Definitive Information Statement (filed with the SEC on July 22, 2025), Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (filed with the SEC on August 5, 2025), and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (filed with the SEC on March 28, 2025, as amended).

The supplemental risk factors related to the bitcoin treasury strategy, cybersecurity and data privacy are filed herewith as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference. Management’s Discussion and Analysis and Information About Nakamoto disclosures are filed herewith as Exhibits 99.5, 99.6 and 99.7 to this Form 8-K/A and are also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements (and notes thereto) of Nakamoto Holdings, Inc. as of April 30, 2025, and for the period from March 6, 2025 (inception) to April 30, 2025, are filed as Exhibit 99.1 to this Form 8-K/A.

The unaudited financial statements (and notes thereto) of Nakamoto Holdings, Inc. as of June 30, 2025, and for the period from March 6, 2025 (inception) to June 30, 2025, are filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the acquisition of Nakamoto Holdings, Inc., including the unaudited pro forma condensed combined balance sheet as of June 30, 2025 and the unaudited pro forma condensed combined statement of operations for the sixth months ended June 30, 2025 and for the year ended December 31, 2024, are filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Wolf & Company, P.C.
99.1	Audited Financial Statements of Nakamoto Holdings, Inc. as of April 30, 2025, and for the period from March 6, 2025 (inception) to April 30, 2025 (incorporated by reference to the definitive information statement filed by the Company on July 22, 2025).
99.2	Unaudited Financial Statements of Nakamoto Holdings, Inc. as of June 30, 2025, and for the period from March 6, 2025 (inception) to June 30, 2025.
99.3	Unaudited pro forma condensed combined financial statements of Kindly MD, Inc. giving effect to the acquisition of Nakamoto Holdings, Inc., including the unaudited pro forma condensed combined balanced sheet as of June 30, 2025, and the unaudited pro forma combined statement of operations for the three-months ended June 30, 2025, and the year ended December 31, 2024.
99.4	Supplemental Risk Factors
99.5	Management Discussion and Analysis for the period from March 6, 2025 (inception) to June 30, 2025
99.6	Information About Nakamoto
99.7	Management Discussion and Analysis for the period from March 6, 2025 (inception) to April 30, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

KINDLY MD, INC.

Dated: August 25, 2025	By:	/s/ David Bailey
David Bailey
Chief Executive Officer

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